UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
November 30, 2010
Date of Report (Date of earliest event reported)
Cardiac Science Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51512 (Commission File Number)	94-3300396 (I.R.S. Employer Identification No.)
3303 Monte Villa Parkway
Bothell, WA 98021
(Address of Principal Executive Offices and Zip Code)
(425) 402-2000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On December 3, 2010, Cardiac Science Corporation (the “Company”) entered into the First Amendment to the Third Amended and Restated Loan and Security Agreement (the “Amendment to the Loan Agreement”) and the First Amendment to the Loan and Security Agreement (EX-IM Loan Facility) (the “Amendment to the EX-IM Loan Agreement,” and together with the Amendment to the Loan Agreement, the “Amendments”), relating to a one-year revolving credit facility with Silicon Valley Bank (“SVB”). The Amendment to the Loan Agreement amends the Third Amended and Restated Loan and Security Agreement dated July 16, 2010 between the Company and SVB (the “Loan Agreement”) and the Amendment to the EX-IM Loan Agreement amends the Loan and Security Agreement (EX-IM Loan Facility) dated July 16, 2010 (the “EX-IM Loan Agreement,” and together with the Loan Agreement, the “Credit Agreements”). Pursuant to the Amendments, the Credit Agreements were amended to reduce the maximum amount available for borrowing under the Credit Agreements from $15.0 million to $10.0 million. In addition, the Amendments changed the maturity date to December 14, 2010.
     Pursuant to the Amendment to the Loan Agreement, SVB consented to the transactions under the previously announced Agreement and Plan of Merger dated as of October 19, 2010, as amended on October 29, 2010 and November 19, 2010 (the “Merger Agreement”), between the Company, Opto Circuits (India) Ltd. (“Opto Circuits”), a public limited company incorporated under the laws of the nation of India, and Jolt Acquisition Company (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of Opto Circuits, including the merger of Merger Sub with and into the Company, and waived any violation of the Loan Agreement that might occur in connection therewith. In connection with the entry into the Amendment to the Loan Agreement, the Company paid SVB an amendment fee in the amount of $10,000.
     The foregoing summary of the Amendments are qualified in their entirety by reference to the full text of the Amendment to the Loan Agreement and the Amendment to the EX-IM Loan Agreement, attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Merger Sub commenced a tender offer (the “Offer”) on November 1, 2010 to acquire all of the outstanding shares of common stock of the Company, par value $0.001 per share (the “Shares”), at a purchase price of $2.30 per share in cash, without interest, less applicable withholding taxes (the “Consideration”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 1, 2010 (the “Offer to Purchase”), and the related Letter of Transmittal, each as amended or supplemented from time to time.
     The Offer expired at 12:00 midnight, New York City time, on November 30, 2010. According to BNY Mellon Shareowner Services, the depositary for the Offer, as of 12:00 midnight, New York City time, on November 30, 2010, a total of approximately 18,251,708 Shares (excluding Shares tendered pursuant to guaranteed delivery procedures) were validly tendered and not withdrawn in the Offer, which represented approximately 76% of all issued and outstanding Shares. On December 1, 2010, Merger Sub accepted for payment all Shares that were validly tendered and not withdrawn, and payment for such Shares has been or will be made promptly, in accordance with the terms of the Offer.
     On December 3, 2010, pursuant to the terms of the Merger Agreement, Merger Sub exercised its top-up option, provided for in Section 2.2 of the Merger Agreement, to purchase directly from the Company an additional number of shares of Company common stock sufficient to give Merger Sub ownership of one share more than 90% of the then outstanding shares of Company common stock, when combined with the shares owned by Opto Circuits and Merger Sub at the time of the exercise of the top-up option. Pursuant to the exercise of this top-up option (including the shares issued pursuant to the top-up option), Merger Sub purchased directly from the Company a total of 30,690,208 newly issued shares of Company common stock (the “Top-Up Shares”) at a price of $2.30 per share in consideration for a promissory note issued to the Company in the aggregate amount of approximately $70,587,478. Following the purchase of the Top-Up Shares, on December 3, 2010, Merger Sub was merged with and into the Company pursuant to a “short-form” merger under Delaware law (the “Merger”), with the Company remaining as the surviving corporation (the “Surviving Corporation”). At the effective time of the Merger, each issued and outstanding share of Company common stock that was not tendered pursuant to the Offer was cancelled and converted into the right to receive the Consideration (other than any Shares owned by Opto Circuits or Merger Sub, any Shares owned by the Company as treasury stock and any Shares owned by stockholders who properly exercise appraisal rights under Delaware law with respect to their Shares).
     As a result of the Merger, the Company no longer fulfills the numerical listing requirements of the Nasdaq Global Market (“Nasdaq”). Accordingly, on December 3, 2010, the Company notified Nasdaq that the Shares issued and outstanding immediately prior to the effective time of the Merger (other than any Shares owned by Opto Circuits or Merger Sub, any Shares owned by the Company as treasury stock or any Shares owned by stockholders who properly exercise appraisal rights under Delaware law with respect to their Shares) were converted into the right to receive the Consideration, and requested that Nasdaq file with the SEC an application on Form 25 to report that the Shares are no longer listed on Nasdaq. Trading of the Shares on Nasdaq has been suspended effective as of the close of business on December 3, 2010. The Company intends to file with the SEC a Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.
     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, Amendment No. 1 to the Merger Agreement and Amendment No. 2 to the Merger Agreement, copies of which were filed as Exhibit 2.1 to the Current Reports on Form 8-K filed by the Company on October 19, 2010, October 29, 2010 and November 19, 2010, respectively.

Item 3.02	Unregistered Sales of Equity Securities.
     The disclosure under Item 3.01 is incorporated herein by reference. The Top-Up Shares were offered and sold to Merger Sub in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.

Item 3.03	Material Modification to Rights of Security Holders.
     At the effective time of the Merger, each remaining issued and outstanding Share not tendered in the Offer (other than any Shares owned by Opto Circuits or Merger Sub, any Shares owned by the Company as treasury stock and any Shares owned by stockholders who properly exercise appraisal rights under Delaware law with respect to their Shares) were converted into the right to receive the same $2.30 in cash per share, without interest thereon and less any required withholding taxes, as was paid in the Offer.

Item 5.01	Changes in Control of Registrant
     As previously announced, pursuant to the Merger Agreement, Merger Sub commenced a tender offer on November 1, 2010 to purchase all of the issued and outstanding Shares at a purchase price of $2.30 per share, net to the seller in cash, without interest thereon and less any required withholding taxes. The Offer and withdrawal rights expired at 12:00 midnight, New York City time, on Tuesday, November 30, 2010. Pursuant to the Merger Agreement and the Offer, on December 1, 2010, Merger Sub accepted for payment all Shares validly tendered and not withdrawn prior to the expiration of the Offer. As of December 1, 2010, Merger Sub had acquired 18,251,708 Shares pursuant to the Offer, representing approximately 76% of the then-outstanding Shares. Merger Sub assumed control of the Company by purchasing Shares from the Company’s stockholders in connection with the Offer.
     After acquisition of such Shares pursuant to the Offer, Merger Sub merged with and into the Company by way of the Merger on December 3, 2010. In the Merger, all outstanding Shares (other than any Shares owned by Opto Circuits or Merger Sub, any Shares owned by the Company as treasury stock and any Shares owned by stockholders who properly exercise appraisal rights under Delaware law with respect to their Shares) were converted into the right to receive the same $2.30 in cash per share, without interest thereon and less any required withholding taxes, as was paid in the Offer. Pursuant to the Merger, Opto Circuits has acquired 100% of the shares of the Surviving Corporation. The funds for the purchase of the Shares pursuant to the Offer amounting to approximately $42.0 million, and the remaining amount of approximately $16.2 million for purchase of the untendered Shares and the cash-out of outstanding in-the-money options and vested restricted stock units pursuant to the Merger, came from Opto Circuits’ existing cash balances and available credit facilities, as disclosed in Amendment No. 1 to Opto Circuits’ Schedule TO, as filed with the Securities and Exchange Commission on November 19, 2010.
     The information set forth below in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference. The other information required by Item 5.01(a) of Form 8-K is contained in the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) originally filed with the SEC on November 1, 2010, as subsequently amended, and is incorporated herein by reference.
     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, Amendment No. 1 to the Merger Agreement and Amendment No. 2 to the Merger Agreement, copies of which were filed as Exhibit 2.1 to the Current Reports on Form 8-K filed by the Company on October 19, 2010, October 29, 2010 and November 19, 2010, respectively.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The Merger Agreement provides that, effective upon the payment by Merger Sub for the Shares accepted pursuant to the Offer, Opto Circuits is entitled to designate a number of directors, rounded up to the next whole number, to serve on the Board of Directors of the Company (the “Board”) as is equal to the product of the total number of directors on the Board (determined after giving effect to the directors elected pursuant to such designation) multiplied by the percentage that the aggregate number of Shares beneficially owned by Opto Circuits and/or Merger Sub (including Shares accepted for payment pursuant to the Offer) bears to the total number of Shares then outstanding.
     In accordance with the Merger Agreement and at Opto Circuits’ request, the Board appointed five representatives designated by Opto Circuits — namely, Anshul Vaswaney, Arvind Manjegowda, Ashwin Khemani, Balasubramanian Saravanan, and Valiveti Bhaskar — as directors of the Board effective as of December 1, 2010. The appointment of these directors provided Opto Circuits with majority representation on the Board. Information about the five directors designated for appointment by Opto Circuits has been previously disclosed in the Information Statement contained in the Schedule 14D-9 and is incorporated herein by reference. In accordance with the Merger Agreement, on November 30, 2010, Ronald A. Andrews, Jr. and David L. Marver provided notice to the Board of their resignation from the Board and any committee of the Board, which became effective on December 1, 2010 upon the appointment of the five representatives to the Board designated by Opto Circuits. Pursuant to the Merger Agreement, three directors who were independent directors for purposes of the continued listing requirements of NASDAQ, W. Robert Berg, Ruediger Naumann-Etienne and Timothy C. Mickelson, remained on the Board until immediately prior to the effective time of the Merger. Pursuant to the Merger Agreement, upon the effective time of the Merger, the sole director of Merger Sub immediately prior to the Merger — namely, Anshul Vaswaney — became the sole director of the Surviving Corporation and Messrs. Naumann-Etienne, Berg, Mickelson, Manjegowda, Khemani, Saravanan and Bhaskar ceased to serve as directors.
     As a result of Merger Sub controlling more than 50% of the Company’s voting power, the Company qualified as a “controlled company” as defined in Rule 5615(c) of the NASDAQ Marketplace Rules. Therefore, the Company was exempt from the requirements of Rule 5605 of the NASDAQ Marketplace Rules with respect to the Board being comprised of a majority of “independent directors” as defined by the NASDAQ Marketplace Rules.
     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, Amendment No. 1 to the Merger Agreement and Amendment No. 2 to the Merger Agreement, copies of which were filed as Exhibit 2.1 to the Current Reports on Form 8-K filed by the Company on October 19, 2010, October 29, 2010 and November 19, 2010, respectively.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Pursuant to the Merger Agreement, on December 3, 2010 at the effective time of the Merger, the Company’s certificate of incorporation was amended and restated in its entirety. A copy of the certificate of incorporation of the Surviving Corporation, as amended and restated pursuant to the Merger, is attached hereto as Exhibit 3.1 and incorporated herein by reference.
     Pursuant to the Merger Agreement, on December 3, 2010 at the effective time of the Merger, the Company’s bylaws were amended and restated in their entirety. A copy of the bylaws of the Surviving Corporation, as amended and restated pursuant to the Merger, is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Cardiac Science Corporation
3.2	Amended and Restated Bylaws of Cardiac Science Corporation
10.1	First Amendment to Third Amended and Restated Loan and Security Agreement between Silicon Valley Bank and Cardiac Science Corporation, dated December 3, 2010
10.2	First Amendment to Loan and Security Agreement (EX-IM Loan Facility) between Silicon Valley Bank and Cardiac Science Corporation, dated December 3, 2010
20.1
Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder (incorporated by reference to Exhibit (a)(8) of the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Securities and Exchange Commission on November 1, 2010, as amended)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 6, 2010

CARDIAC SCIENCE CORPORATION
By:	/s/ MICHAEL K. MATYSIK
	Name:	Michael K. Matysik
	Title:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Cardiac Science Corporation
3.2	Amended and Restated Bylaws of Cardiac Science Corporation
10.1	First Amendment to Third Amended and Restated Loan and Security Agreement between Silicon Valley Bank and Cardiac Science Corporation, dated December 3, 2010
10.2	First Amendment to Loan and Security Agreement (EX-IM Loan Facility) between Silicon Valley Bank and Cardiac Science Corporation, dated December 3, 2010
20.1
Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder (incorporated by reference to Exhibit (a)(8) of the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Securities and Exchange Commission on November 1, 2010, as amended)